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                                  PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT (this "Agreement"), dated as of June 9, 1999, is entered into by and among STAR TELECOMMUNIACTIONS, INC., a Delaware corporation ("Star") and certain of its Subsidiaries identified on the signature pages hereof (each a "Pledgor" and collectively, "Pledgors"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender Group (in such capacity, together with its successor, if any, in such capacity, "Secured Party"), with reference to the following:

          WHEREAS, each undersigned Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers on SCHEDULE A attached hereto (or any addendum thereto);

          WHEREAS, Star and certain of its Affiliates identified therein as "Obligors" have entered into that certain Loan and Security Agreement, dated as of even date herewith (the "Loan Agreement"), with the financial institutions identified therein as "Lenders" and Foothill Capital Corporation, as agent for the Lenders (individually and collectively, the "Lender Group"), pursuant to which the Lender Group has agreed to make certain financial accommodations to the Obligors;

          WHEREAS, to induce the Lender Group to make the financial accommodations provided to Obligors pursuant to the Loan Agreement, each Pledgor desires to pledge, grant, transfer, and assign to Secured Party for the benefit of the Lender Group a security interest in the Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

          (a) DEFINITIONS. All initially capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. As used in this Agreement:

          "AGREEMENT" shall mean this Pledge Agreement.

          "CHIEF EXECUTIVE OFFICE" shall mean where Pledgor is deemed located pursuant to Section 9-103(3)(d) of the Code.

          "COLLATERAL" shall mean the Pledged Interests, the Future Rights, and the Proceeds, collectively.

          "EQUITY INTERESTS" means all shares, units, options, warrants, interests,

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participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

          "FUTURE RIGHTS" shall mean: (a) all Equity Interests (other than Pledged Interests) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuers derived from the Pledged Interests; (b) to the extent of the applicable Pledgor's interest therein, all Equity Interests of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any Person in which such Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of such Pledgor; and (c) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of, in exchange for, or as a replacement of, any or all of such Equity Interests (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers).

          "HOLDER" and "HOLDERS" shall have the meanings ascribed thereto in
SECTION 3 of this Agreement.

          "ISSUERS" shall mean each of the Persons identified as an Issuer on SCHEDULE A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.

          "LIEN" shall mean any lien, mortgage, pledge, assignment (including any assignment of rights to receive payments of money), security interest, charge, or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, or any agreement to give any security interest).

          "LOAN AGREEMENT" shall have the meaning ascribed thereto in the recitals to this Agreement.

          "PLEDGED INTERESTS" shall mean all of the Equity Interests identified as Pledged Interests on SCHEDULE A attached hereto (or any addendum thereto).

          "PLEDGOR" shall have the meaning ascribed thereto in the preamble to this Agreement.

          "PROCEEDS" shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper,

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and other property from time to time received, receivable, or otherwise distributed in respect of any of the Pledged Interests, Future Rights, or proceeds thereof (including any claims against securities intermediaries under Article 8 of the Code or otherwise); (b) "proceeds," as such term is used in Section 9306 of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to any Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

          "SECURED OBLIGATIONS" shall mean all liabilities, obligations, or undertakings owing by Obligors to the Lender Group of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which any Obligor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "SECURED PARTY" shall have the meaning ascribed thereto in the preamble to this Agreement, together with its successors or assigns.

          "SECURITIES ACT" shall have the meaning ascribed thereto in SECTION 9(c) of this Agreement.

          (b)  CONSTRUCTION.

               (i) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular and to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not exclusively to any particular provision of this Agreement. Article, section, subsection, exhibit, and schedule references are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference.
Any reference to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: this Agreement, the Loan Agreement, or any of the other Loan Documents.

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               (ii) Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Lender Group or any Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all of the parties and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

               (iii) In the event of any direct conflict between the express terms and provisions of this Agreement and of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

     2. PLEDGE. (a) As security for the prompt payment and performance of its Secured Obligations (other than in respect of the Term Loan Amount) in full when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants, transfers, and assigns to Secured Party, for the benefit of the Lender Group, a security interest in all of such Pledgor's right, title, and interest in and to the Collateral.

          (b) As security for the prompt payment and performance of its Secured Obligations in respect of the Term Loan Amount (including without limitation, the principal thereof, interest thereon, and the fees and expenses specifically related thereto) in full when due, whether at stated maturity, by acceleration or otherwise (including amounts that would become due but for the operation of the provisions of the Bankruptcy Code), each Pledgor hereby pledges, grants, transfers, and assigns to Secured Party, for the benefit of the Lender Group, a security interest in all of such Pledgor's right, title, and interest in and to the Collateral.

          (c) PRIORITY OF LIENS. The Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(a) shall have priority over the Liens granted to Secured Party for the benefit of the Lender Group under subsection 2(b).

     3.   DELIVERY AND REGISTRATION OF COLLATERAL.

          (a) All certificates or instruments representing or evidencing the Collateral shall be promptly delivered by each Pledgor to Secured Party for the benefit of the Lender Group or Secured Party's designee pursuant hereto at a location designated by Secured Party and shall be held by or on behalf of Secured Party pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.

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          (b)  After the occurrence and during the continuance of an Event of
Default, Secured Party shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Collateral) in the name of Secured Party, as agent for the Lender Group, or any of its nominees any or all of the Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Collateral (including any certificate or instrument representing or evidencing any Collateral) is in the possession of a Person other than the Lender Group or a Pledgor (a "Holder"), then the applicable Pledgor shall immediately, at Secured Party's option, either cause such Collateral to be delivered into Lender Group's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Secured Party held for the benefit of the Lender Group in such Collateral, including obtaining from such Holder a written acknowledgement that such Holder holds such Collateral for the Lender Group, all pursuant to Sections 9115 of the Code or other applicable law governing the perfection of Secured Party's security interest in the Collateral in the possession of such Holder. Each such notification/instruction and acknowledgement shall be in form and substance satisfactory to Secured Party.

          (d) Any and all Collateral (including dividends, interest, and other cash distributions) at any time received or held by any Pledgor shall be so received or held in trust for the Lender Group, shall be segregated from other funds and property of such Pledgor and shall be forthwith delivered to Secured Party for the benefit of the Lender Group in the same form as so received or held, with any necessary endorsements; PROVIDED that cash dividends or distributions received by a Pledgor, if and to the extent they are not prohibited by the Loan Agreement, may be retained by such Pledgor in accordance with SECTION 4 and used in the ordinary course of such Pledgor's business.

          (e) If at any time and from time to time any Collateral consists of an uncertificated security or a security in book entry form, then the applicable Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Secured Party, as agent for the Lender Group, or otherwise cause Secured Party's security interest thereon to be perfected in accordance with applicable law.

     4.   VOTING RIGHTS AND DIVIDENDS.

          (a) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of the Loan Documents and shall be entitled to receive and retain any cash dividends or distributions paid in respect of the Collateral.

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          (b)  Upon the occurrence and during the continuance of an Event of
Default, all rights of any Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to SECTION 4(a), shall cease, and all such rights shall thereupon become vested in Secured Party on behalf of the Lender Group, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions. Each Pledgor shall execute and deliver (or cause to be executed and delivered) to Secured Party for the benefit of the Lender Group all such proxies and other instruments as Secured Party may reasonably request for the purpose of enabling Secured Party on behalf of the Lender Group to exercise the voting and other rights which it is entitled to exercise and to receive the dividends and distributions that it is entitled to receive and retain pursuant to the preceding sentence.

     5. REPRESENTATIONS AND WARRANTIES. Each Pledgor represents, warrants, and covenants as follows:

          (a) Such Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and such Pledgor agrees that the Lender Group shall have no responsibility or liability for informing such Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;

          (b) All information herein or hereafter supplied to Lender Group by or on behalf of such Pledgor in writing with respect to the Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c) Pledgors are and will be the sole legal and beneficial owner of the Collateral (including the Pledged Interests and all other Collateral acquired by any Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party other than the Lien created pursuant to this Agreement and Permitted Liens;

          (d) This Agreement, and the delivery to Secured Party on behalf of the Lender Group of the Pledged Interests representing Collateral (or the delivery to all Holders of the Pledged Interests representing Collateral of the notification/instruction referred to in SECTION 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests in favor of Secured Party for the benefit of the Lender Group securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken;

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          (e)  SCHEDULE A to this Agreement is true and correct and complete in all material respects; without limiting the generality of the foregoing: (i) except as set forth on SCHEDULE A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Secured Party on behalf of the Lender Group or its nominee pursuant to the provisions of this Agreement, are registered in the name of such Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the Equity Interests of such Issuer as set forth in SCHEDULE A to this Agreement;

          (f) There are no presently existing Future Rights or Proceeds owned by Pledgor, except as set forth in SCHEDULE C hereto;

          (g) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable;

          (h) Neither the pledge of the Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System; and

          (i) Each such Pledger has taken all necessary actions and obtained all necessary consents required under the Governing Documents of the respective Issuers to pledge the Collateral hereunder and by the execution, delivery and performance of this Agreement there will have been no violation or breach of the Governing Documents of the respective Issuers.

     6.   FURTHER ASSURANCES.

          (a) Each Pledgor hereby agrees that from time to time, at the expense of such Pledgor, that such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, as requested by Secured Party, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party on behalf of the Lender Group to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor will: (i) at the request of Secured Party, mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to Secured Party, indicating that such Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, as requested by Secured Party, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Collateral by Secured Party or Persons designated by Secured Party; and (iv) appear in and defend any action or proceeding that may affect such Pledgor's title to or Secured Party's security interest in the Collateral.

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          (b)  Each Pledgor hereby authorizes Secured Party on behalf of the
Lender Group to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Each Pledgor will furnish to Lender Group, upon the request of Secured Party: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Secured Party, itemizing in such detail as Secured Party may request, the Collateral which, as of the date of such certificate, has been delivered to the Lender Group by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender Group may reasonably request.

     7.   COVENANTS OF PLEDGOR.  Each Pledgor shall:

          (a) Perform each and every covenant in the Loan Documents applicable to such Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Collateral at its Chief Executive Office as set forth in SCHEDULE B hereto, and not change the location of such records without giving Secured Party at least thirty (30) days prior written notice thereof;

          (c) To the extent it may lawfully do so, use its best efforts to prevent the Issuers from issuing Future Rights or Proceeds, except for additional shares or securities or cash dividends and other distributions, if any, that are not prohibited by the terms of the Loan Agreement to be paid by any Issuer to such Pledgor; PROVIDED, HOWEVER, that immediately upon its acquisition (directly or indirectly) thereof, to the extent that such Future Rights or Proceeds constitute additional shares or securities, it shall (i) pledge such additional shares or securities hereunder and (ii) promptly (and in any event within three Business Days) deliver to Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of EXHIBIT 1 hereto (a "Pledge Amendment"), in respect of the additional shares or securities, together with all certificates or other instruments representing or evidencing the same. Each Pledgor hereby (i) authorizes Secured Party to attach each Pledge Amendment to this Agreement, (ii) agrees that all capital stock and other equity securities listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in SECTION 5 hereof with respect to such Pledged Collateral; and

          (d) Upon receipt by such Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Collateral, deliver such notice, report or other communication to Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by such Pledgor.

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     8.   SECURED PARTY AS PLEDGOR'S ATTORNEY-IN-FACT.

          (a) Each Pledgor hereby irrevocably appoints Secured Party on behalf of the Lender Group as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, Secured Party or otherwise, from time to time at Secured Party's discretion, to take any action and to execute any instrument that Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including:
(i) after the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Secured Party deems necessary pursuant to SECTION 3 of this Agreement; or (iii) after the occurrence and during the continuance of an Event of Default, to arrange for the transfer of the Collateral on the books of any of the Issuers or any other Person to the name of Secured Party on behalf of the Lender Group or to the name of Secured Party's nominee.

          (b) In addition to the designation of Secured Party as each Pledgor's attorney-in-fact in SUBSECTION (a), each Pledgor hereby irrevocably appoints Secured Party as such Pledgor's agent and attorney-in-fact, after the occurrence and during the continuation of an Event of Default, to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce Secured Party's rights hereunder.

     9. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default:

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          (a)  Secured Party on behalf of the Lender Group may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and Secured Party on behalf of the Lender Group may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. To the maximum extent permitted by applicable law, the Lender Group may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to such Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Lender Group shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender Group may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, each Pledgor hereby waives any claims against the Lender Group arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Secured Party accepts the first offer received ad does not offer such Collateral to more than one offeree.

          (b) Each Pledgor hereby agrees that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the City of Los Angeles, California in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

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          (c)  Each Pledgor hereby acknowledges that the sale by the Lender
Group of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which the Lender Group or any subsequent transferee of the Collateral may dispose thereof. Each Pledgor hereby acknowledges and agrees that in order to protect Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Each Pledgor has no objection to sale in such a manner and agrees that the Lender Group shall have no obligation to obtain the maximum possible price for the Collateral under such circumstances. Without limiting the generality of the foregoing, each Pledgor hereby agrees that, upon the occurrence and during the continuation of an Event of Default, the Lender Group may, subject to applicable law, from time to time attempt to sell all or any part of the Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Lender Group may solicit offers to buy the Collateral or any part thereof for cash, from a limited number of investors deemed by the Lender Group, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Collateral. If the Lender Group shall solicit such offers, then the acceptance by the Lender Group of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

          (d) If Secured Party on behalf of the Lender Group shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, each Pledgor agrees that, upon request of Secured Party, such Pledgor will, at its own expense:

               (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to, or to cause the Issuer to, qualify the Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by Secured Party;

               (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

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               (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where such Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Lender Group's rights hereunder; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (E)  EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY
LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME LENDER GROUP DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10.  APPLICATION OF PROCEEDS.    After the occurrence and during the
continuance of an Event of Default, any cash held by Secured Party on behalf of the Lender Group as Collateral and all cash proceeds received by Secured Party for the benefit of the Lender Group in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by Secured Party of its remedies as a secured creditor as provided in
SECTION 9 shall be applied from time to time by Secured Party as provided in the Loan Agreement.

     11.  DUTIES OF SECURED PARTY.    The powers conferred on Secured Party for
the benefit of the Lender Group hereunder are solely to protect its interests in the Collateral and shall not impose on it any duty to exercise such powers. Except as provided in Section 9207 of the Code, the Lender Group shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

     12. CHOICE OF LAW AND VENUE. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF

THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR, AT THE SOLE OPTION OF SECURED PARTY, IN ANY OTHER COURT IN WHICH SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH PLEDGOR AND SECURED PARTY ON BEHALF OF THE LENDER GROUP WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

     13.  AMENDMENTS; ETC.    No amendment or waiver of any provision of this
Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party on behalf of the Lender Group, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Lender Group to exercise, and no delay in exercising any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     14.  NOTICES.    Unless otherwise specifically provided herein, any notice
or other communication herein required or permitted to be given shall be in writing and shall be delivered in the manner set forth in the Loan Agreement

     15. CONTINUING SECURITY INTEREST. This Agreement shall create continuing security interests in the Collateral and shall: (i) remain in full force and effect until the indefeasible payment in full of the Secured Obligations (other than Contingent Surviving Obligations), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement; (ii) be binding upon each Pledgor and its successors and assigns; and (iii) inure to the benefit of the Lender Group and its successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations (other than Contingent Surviving Obligations), including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the applicable Pledgor. Upon any such termination, Secured Party will, at the applicable Pledgor's expense, execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by the applicable Pledgor and shall be in form and substance reasonably satisfactory to Secured Party.

     16. SECURITY INTEREST ABSOLUTE. To the maximum extent permitted by law, all rights of the Lender Group, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

          (b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

          (c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

          (d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

To the maximum extent permitted by law, each Pledgor hereby waives any right to require the Lender Group to: (A) proceed against or exhaust any security held from such Pledgor; or (B) pursue any other remedy in the Lender Group's power whatsoever.

     17.  HEADINGS.    Section and subsection headings in this Agreement are
included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     18.  SEVERABILITY.    In case any provision in or obligation under this
Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     19.  COUNTERPARTS; TELEFACSIMILE EXECUTION.    This Agreement may be
executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

     20.  WAIVER OF MARSHALING.    Each Pledgor and Secured Party on behalf of
the Lender Group acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (i) the Lender Group is under no obligation to marshal any Collateral; (ii) may, in its absolute discretion, realize upon the Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner it so elects. Each Pledgor and Secured Party on behalf of the Lender Group hereby waive any right to require the marshaling of any of the Collateral.

          21.  WAIVER OF JURY TRIAL.

          EACH PLEDGOR AND SECURED PARTY ON BEHALF OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PLEDGOR AND SECURED PARTY ON BEHALF OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder of page left intentionally blank]

          IN WITNESS WHEREOF, each Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.


                                          STAR TELECOMMUNICATIONS, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          CEO TELECOMMUNICATIONS, INC.,
                                          a California corporation


                                          By: /s/
                                              --------------------------
                                          Title:

                                          CEO CALIFORNIA
                                          TELECOMMUNICATIONS, INC.,
                                          a California corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          PT-1 COMMUNICATIONS, INC.,
                                          a New York corporation


                                          By: /s/
                                              --------------------------
                                          Title:

                                          PT-1 LONG DISTANCE, INC.,
                                          a New York corporation


                                          By: /s/
                                              --------------------------
                                          Title:

                                          HELVEY COM, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          LUCIUS ENTERPRISES, INC.,
                                          a California corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          AS TELECOMMUNICATIONS, INC.,
                                          an Arizona corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          PT-1 TECHNOLOGIES, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          PT-1 HOLDINGS I, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:

                                          PT-1 HOLDINGS II, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          NATIONWIDE DISTRIBUTORS, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          TECHNOLOGY LEASING, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          PT-1 PHONECARD, L.P.,
                                          a Texas limited partnership


                                          By: /s/
                                              --------------------------
                                          Title:


                                          PLATFORM SERVICES, L.P.,
                                          a Delaware limited partnership


                                          By: /s/
                                              --------------------------
                                          Title:

                                          PT-1 COMMUNICATIONS PUERTO RICO, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          INVESTMENT SERVICES, INC.,
                                          a Delaware corporation


                                          By: /s/
                                              --------------------------
                                          Title:


                                          FOOTHILL CAPITAL CORPORATION,
                                          a California corporation, as Agent


                                          By: /s/
                                              --------------------------
                                          Title:

                                     SCHEDULE A

                                         TO

                                  PLEDGE AGREEMENT


          Pledgor:  Star Telecommunications, Inc., a Delaware corporation

                                 PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                                which            Pledgor's         Jurisdiction
                                   Number of                 Certificate      Certificate        Percentage             of
   Issuer                          Interests       Class     Number(s)        Issued             Ownership        Incorporation
   ------                          ---------       -----     -----------      -----------        ----------        -------------
   CEO California
   Telecommunications, Inc.                                                                      100%              California

   CEO Telecommunications, Inc.                                                                  100%              California

   PT-1 Communications, Inc.                                                                     100%              New York

   AS Telecommunications, Inc.                                                                   100%              Delaware

   Helvey Com, Inc.                                                                              100%              Delaware

   Lucius Enterprises, Inc.                                                                      100%              California

   Grupo Industrial Arvilla,
   SA de C.V.                                                                                    100%              Mexico

   Star Telecom Australia PTY
   Ltd.                                                                                          100%              Australia


         Pledgor:  PT-1 Communications, Inc., a New York corporation

                              PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                                which            Pledgor's         Jurisdiction
                                   Number of                 Certificate      Certificate        Percentage             of
   Issuer                          Interests       Class     Number(s)        Issued             Ownership        Incorporation
   ------                          ---------       -----     -----------      -----------        ----------        -------------
   PT-1 Long Distance, Inc.                                                                      100%              Delaware

   PT-1 Holdings I, Inc.                                                                         100%              Delaware

   PT-1 Technologies, Inc.                                                                       100%              Delaware

   PT-1 Holdings II, Inc.                                                                        100%              Delaware

   Nationwide Distributors, Inc.                                                                 100%              Delaware

   Technology Leasing, Inc.                                                                      100%              Delaware

   Investment Services, Inc.                                                                     100%              Delaware

   PT-1 Communications                                                                           100%              Delaware
   Puerto Rico, Inc.

   PT-1 Communications                                                                           100%              Canada
   Canada, Inc.

   Grupo Industrial Arvilla,                                                                     100%              Mexico
   S.A. de C.V.

   Star Telecommunications                                                                       100%              Australia
   Australia PTY, Ltd.


            Pledgor:  PT-1 Holdings I, Inc., a Delaware corporation

                              PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------
   PT-1 Phonecard, L.P.                                                                                             Texas


            Pledgor:  PT-1 Holdings II, Inc., a Delaware corporation

                              PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------
   Platform Services,
   L.P.                                                                                                             Delaware


             Pledgor:  PT-1 Technologies, Inc., a Delaware corporation

                              PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------
   PT-1 Phonecard, L.P.                                                                                              Texas

   Platform Services, L.P.                                                                                           Delaware


         Pledgor:  Investment Services, Inc., a Delaware corporation

                              PLEDGED INTERESTS


                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------
   Morningside,
   S.A. de C.V.                                                                                  100%               Mexico

   Milhouse,
   S.A. de C.V.                                                                                  100%               Mexico

   Bayonne, S.A.
   de C.V.                                                                                       100%               Mexico


         Pledgor:  Lucius Enterprises, Inc., a California corporation

                              PLEDGED INTERESTS

                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------
   Servicios
   Sumosierra
   S.A. de C.V.                                                                                  100%               Mexico

   Grupo Bunden
   S.A. de C.V.                                                                                  100%               Mexico

   Grupo Toledo-
   Palafox S.A.
   de C.V.                                                                                       100%               Mexico


                                  SCHEDULE B

                                      TO

                               PLEDGE AGREEMENT


              PLEDGOR:  STAR TELECOMMUNICATIONS, INC.

              Address of Chief Executive Office:


                   223 East De La Guerra Street
                   Santa Barbara, California 93101


              PLEDGOR:  PT-1 COMMUNICATIONS, INC.

              Address of Chief Executive Office:

                   30-50 Whitestone Expressway
                   Flushing, New York  11354


              PLEDGOR:  PT-1 HOLDINGS I, INC.

              Address of Chief Executive Office:

                   30-50 Whitestone Expressway
                   Flushing, New York  11354


              PLEDGOR:  PT-1 TECHNOLOGIES, INC.

              Address of Chief Executive Office:

                   30-50 Whitestone Expressway
                   Flushing, New York  11354


              PLEDGOR:  PT-1 HOLDINGS II, INC.

              Address of Chief Executive Office:

                   30-50 Whitestone Expressway
                   Flushing, New York  11354

              PLEDGOR:  INVESTMENT SERVICES, INC.

              Address of Chief Executive Office:

                   223 East De La Guerra Street
                   Santa Barbara, California 93101


              PLEDGOR:  LUCIUS ENTERPRISES, INC.

              Address of Chief Executive Office:

                   223 East De La Guerra Street
                   Santa Barbara, California 93101

                                  SCHEDULE C

                                      TO

                                PLEDGE AGREEMENT


                   Existing Future Rights and Proceeds:  None.

                                     EXHIBIT 1

                                  PLEDGE AMENDMENT

          This Pledge Amendment, dated _________, 199__, is delivered pursuant to Section 7 of the Pledge Agreement referred to below. The undersigned Pledgor hereby agrees that: (a) this Pledge Amendment may be attached to that certain Pledge Agreement, dated as of May __, 1999, between Star Telecommunications, Inc., a Delaware corporation ("Star") and certain subsidiaries of Star (including Pledgor) and Foothill Capital Corporation, a California corporation, as agent for the "Lenders" defined in that certain Loan and Security Agreement, dated as of May ___, 1999 (as amended from time to time, the "Loan Agreement") and (b) that the capital stock and other equity securities listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in the Pledge Agreement and SCHEDULE A thereto and shall secure all Secured Obligations. The terms defined in the Pledge Agreement or Loan Agreement are used herein as therein defined.

                                   []

                                   By:
                                      -------------------------------
                                   Name:
                                   Title:


                                                                              Former Name,
                                                                              if any, in
                                                                              which              Pledgor's
                         Number of                         Certificate        Certificate        Percentage         Jurisdiction
   Issuer                Interests      Class              Number(s)          Issued             Ownership          of Formation
   ------                ---------      -----              -----------      -------------        ----------         ------------


                                      C-2